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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant   [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [__] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ECC International Corp.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule of Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:




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                             ECC INTERNATIONAL CORP.
                            2001 West Oak Ridge Road
                             Orlando, FL 32839-3981

                                 --------------

                        SUPPLEMENT TO THE PROXY STATEMENT

                  For the Annual Meeting of Stockholders to be
                            Held on November 10, 1999

         The information provided in this Supplement to the Proxy Statement supplements the information provided in the section headed "Election of Directors" and supplements and amends the information provided in the section headed "Executive Compensation" of the Proxy Statement (the "Proxy Statement") of ECC International Corp. (the "Company") for the Annual Meeting of the Stockholders to be held on November 10, 1999 (the "Annual Meeting").

         If you have already completed and returned the Proxy previously sent to you, your shares will be voted at the Annual Meeting in a manner specified in your Proxy as to the items listed on the Proxy. If you wish to revoke your Proxy you may do so by either attending the Annual Meeting and voting in person or calling me at (407) 859-7410 to receive a new Proxy by overnight mail.

         This supplement is being mailed to the Company's stockholders on or about November 1, 1999.


                       /s/ Melissa Van Valkenburgh

                       Melissa Van Valkenburgh, Secretary

Orlando, Florida
November 1, 1999
                            ------------------------

Supplement to "Election of Directors". The following information supplements that information provided under the heading "Election of Directors in the Proxy Statement.

         As previously announced, on September 16, 1999, the Company entered into an agreement with Steel Partners II, L.P. and Warren G. Lichtenstein. Under the agreement, the Company agreed to cause, and has since caused, Mr. Lichtenstein and James R. Henderson to be nominated by the Company's board of directors for election to its board at the annual meeting of its stockholders to be held on November 10, 1999. The Company agreed to cause Mr. Lichtenstein and Mr. Henderson to be nominated for election to its board at each annual meeting of its stockholders until such time that the agreement terminates. The Company agreed that until the termination of the agreement, the number of members of the board shall not exceed eight (8).

         In addition, the Company agreed that it shall not hold the 2001 annual meeting of its stockholders prior to June 30, 2001. The Company agreed to amend, and has since amended, its by-laws to allow any director or the entire board to be removed with or without cause at any special meeting of


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     its stockholders held for such purpose, by the holders of a majority of the shares present at the meeting and entitled to vote thereat, with such provision to be in effect from the date immediately following its annual meeting held in calendar year 2000 up to and including the date of its annual meeting held in calendar year 2001. Furthermore, the Company agreed that that amendment to its by-laws shall not be amended prior to the election of Mr. Lichtenstein and Mr. Henderson to the board and thereafter may not be amended without the consent of Mr. Lichtenstein and Mr. Henderson.

         Under the agreement Steel Partners and Mr. Lichtenstein agree that they shall take all action such that the shares beneficially owned by them are voted, at any annual meeting or special meeting or by written consent in lieu of a meeting, for the slate of director nominees recommended by the majority of the directors. They agreed to be present, in person or by proxy, at all meetings of its stockholders so that all of the shares beneficially owned by them may be counted for the purpose of determining the presence of a quorum at such meetings. They agreed that neither of them shall deposit any of the shares beneficially owned by them in a voting trust or make those shares subject to any arrangement or agreement with regard to the voting of such shares. They agreed that neither of them shall join a partnership, limited partnership, syndicate or other group, or act in concert with any other to acquire, hold, vote or dispose of any of the shares beneficially owned by them, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended. They agreed that neither of them shall call or join in a call for a special meeting of the Company's stockholders.

         The agreement is governed by the laws of the State of Delaware and shall terminate on its terms immediately following the date of the Company's annual meeting for the calendar year 2000, unless sooner terminated by either party due to the failure of the other party to perform or observe any material terms of the agreement.

Supplemental Information and Amendments to "Executive Compensation". The fourth sentence of the first paragraph under the sub-heading "Employment Agreements" should be substituted in its entirety by the following:

         In connection with the agreement, Dr. Garrett was granted stock options to purchase an aggregate of 250,000 shares of Common Stock from the Company at an exercise price of $3.125 per share, vesting over three years, and purchased an additional 50,000 shares for an aggregate purchase price of $156,250 consisting of (i) $10,000 in cash and (ii) a promissory note in the principal amount of $146,250.

         Under the sub-heading "Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values," the Proxy Statement overstated the number of exercisable shares and understated the number of unexercisable shares with regard to the number of securities underlying unexercised options at fiscal year-end for James G. Garrett and Melissa A. Van Valkenburgh. The number of exercisable shares for Dr. Garrett should have been 130,000 and not 140,000 as listed and the number of unexercisable shares should have been 120,000 and not 110,000 as listed. The number of exercisable shares for Ms. Van Valkenburgh should have been 0 and not 25,000 as listed and the number of unexercisable shares should have been 25,000 and not 0 as listed. Under the sub-heading "Summary Compensation Table," the Proxy Statement understated the salaries for fiscal year 1999 of Dr. Garrett, Glenn C. Andrew and Relland M. Winand. Dr. Garrett's salary should have been $250,000 and not $221,154 as listed. Mr. Andrew's salary should have been $145,335 and not 138,462 as listed. Mr. Winand's salary should have been $163,625 and not 139,394 as listed.